T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

Supplement to Summary Prospectuses Dated May 1, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective December 31, 2020, Siby Thomas will join Samy B. Muaddi as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Thomas joined T. Rowe Price in 2009.

The date of this supplement is June 24, 2020.

F193-041-S 6/24/20